TRADE RECEIVABLES	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
TRADE RECEIVABLES
TRADE RECEIVABLES

	As of December 31,
	2017	2016

Accounts receivable (1)	71,846	47,466
Unbilled revenue	8,841	7,321
Subtotal	80,687	54,787
Less: Allowance for doubtful accounts	(609)	(617)
TOTAL	80,078	54,170

(1)	Includes amounts due from related parties of 463 and 575 as of December 31, 2017 and 2016 (see note 21.1).

Roll forward of the allowance for doubtful accounts

	As of December 31,
	2017	2016	2015

Balance at beginning of year	(617)	(438)	(243)
Additions, net of recoveries (1)	5	(928)	(205)
Additions related to business combinations (note 23)	—	—	(109)
Write-off of receivables	3	749	117
Translation	—	—	2
Balance at end of year	(609)	(617)	(438)

(1)
The impairment recognized represents the difference between the carrying amount of these trade receivables and the present value of the recoverable amounts included those expected in liquidation proceeds. The Company does not hold any collateral over these balances. In determining the recoverability of a trade receivable, the Company considers any change in the credit quality of the trade receivable from the date credit was initially granted up to the end of each fiscal year.

Aging of past due not impaired trade receivables

	As of December 31,
	2017	2016

60-90 days	873	472
91+ days	775	108
Balance at end of year	1,648	580

The average credit period on sales is 65 days. No interest is charged on trade receivables. The Company reviews past due balances on a case-by-case basis. The Company has recognized an allowance for doubtful accounts of some individually trade receivables that are considered not recoverable and 100% against all receivables over 120 days because historical experience has been that receivables that are past due beyond 120 days are usually not recoverable.

Aging of impaired trade receivables

	As of December 31,
	2017	2016

91-180 days	4	617
180+ days	605	—
Balance at end of year	609	617